Cost of revenue (Tables)	12 Months Ended
Mar. 31, 2026
Cost Of Revenue
Schedule of cost of revenue

Cost of revenue consisted of the following:

	For the years ended March 31,
	2026	2025	2024
Amortization expenses	$—	$—	$38,183
Employee compensation	5,485	180,331	96,913
Employee benefit expenses	985	10,990	9,366
Other	526	3,261	1,291
Cost of revenue – Continuing operations	$6,996	$194,582	$145,753

Cost of revenue – Discontinued operations	—	1,397,635	1,683,916